UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2023
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305		45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

2503 S. Hanley Road	St. Louis,	Missouri	63144
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Current Report on Form 8-K is being filed in connection with the consummation on April 28, 2023 of the transactions (collectively, the “Transaction”) contemplated by that certain Asset Purchase Agreement, dated as of February 8, 2023 (as amended, the “Purchase Agreement”), by and among Post Holdings, Inc., a Missouri corporation (“Post”), Post Brands Pet Care, LLC (formerly PCB Sub, LLC), a Delaware limited liability company and wholly-owned, indirect subsidiary of Post (“Post Pet Care”), and The J. M. Smucker Company, an Ohio corporation (“Smucker”).
Item 1.01.    Entry into a Material Definitive Agreement.
The information set forth in the Explanatory Note is incorporated by reference into this Item 1.01. In connection with consummation of the Transaction, Post and Smucker entered into a Registration Rights Agreement, dated as of April 28, 2023 (the “Registration Rights Agreement”). Under the Registration Rights Agreement, Post must use reasonable best efforts to keep its existing registration statement on Form S-3, or any applicable subsequent shelf registration statement, continuously effective and usable for the resale of the 5,390,254 shares of Post’s common stock that Post issued to Smucker pursuant to the Purchase Agreement (the “Smucker Shares”), and upon receipt of a request or notice from Smucker, Post must, subject to the terms and conditions of the Registration Rights Agreement, register the sale of the Smucker Shares under the Securities Act of 1933, as amended (the “Securities Act”). Offerings under the Registration Rights Agreement may be underwritten or non-underwritten. With certain exceptions, Smucker may effect no more than three underwritten registered offerings of the Smucker Shares in any twelve month period. Smucker also has “piggyback” rights to participate, on the terms and conditions described in the Registration Rights Agreement, in certain offerings of Post’s common stock registered under the Securities Act that Post may undertake for its own account or for the account of other shareholders. Smucker’s right to cause Post to register sales of the Smucker Shares will terminate on the earlier of the date Smucker no longer beneficially owns any of such shares and April 28, 2024 (such earlier date, the “Termination Date”).
Post has agreed under the Registration Rights Agreement to indemnify Smucker against certain losses, claims, expenses, damages and liabilities, including liabilities under the Securities Act, or Smucker may be entitled to contribution; likewise, Smucker has agreed to indemnify Post against certain losses, claims, expenses, damages and liabilities, including liabilities under the Securities Act, that may arise from written information furnished to Post by or on behalf of Smucker.
The Registration Rights Agreement requires, for as long as Smucker owns Smucker Shares covered by the Registration Rights Agreement comprising at least 1% of Post’s outstanding common stock, that Smucker, among other matters, (i) be present in person or by proxy at all Post shareholder meetings and (ii) vote or consent all shares of Post common stock beneficially owned by it in favor of Post’s nominees for election as directors, against any other nominees not nominated by the Post board of directors and, with respect to all other matters, in accordance with the Post board of directors’ recommendations. Also, until the Termination Date, Smucker may not, other than as approved by Post and subject to certain exceptions and conditions, (i) acquire any of Post’s equity securities; (ii) participate in any tender offer or other offer or proposal to acquire any of Post’s equity securities; or (iii) effect, offer or propose certain matters, including proxy or consent solicitations, extraordinary business transactions, proposals to change control of Post or obtain representation on Post’s board of directors, any change to Post’s capitalization, stock repurchase programs or dividend policy or any waiver or amendment of Post’s articles of incorporation or bylaws.
The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Registration Rights Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 2.01.    Completion of Acquisition or Disposition of Assets.
The information set forth in the Explanatory Note is incorporated by reference into this Item 2.01. On April 28, 2023, Post, Post Pet Care and Smucker completed the Transaction pursuant to the Purchase Agreement, and Post and Post Pet Care acquired a portion of Smucker’s pet food business, including brands such as Rachael Ray® Nutrish®, Nature’s Recipe®, 9Lives®, Kibbles ’n Bits® and Gravy Train®, as well as private label pet food assets. As part of the Transaction, Post, through Post Pet Care, also acquired manufacturing and distribution facilities located in Bloomsburg, Pennsylvania and manufacturing facilities located in Meadville, Pennsylvania and Lawrence, Kansas. Upon completion of the Transaction, Post paid Smucker $700.0 million, subject to inventory adjustments, in cash, and issued to Smucker the Smucker Shares. Also, in connection with the consummation of the Transaction, the parties entered into related agreements ancillary to the Transaction that became effective upon the consummation, including the Registration Rights Agreement described above.

On April 28, 2023, Post issued a press release announcing completion of the Transaction, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The foregoing discussion of the Purchase Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which was included as Exhibit 2.1 to Post’s Form 8-K filed on February 13, 2023 and is incorporated herein by reference.
Item 3.02.    Unregistered Sales of Equity Securities.
The information with respect to the issuance of Post common stock as the Smucker Shares set forth in Item 2.01 of this Form 8-K is incorporated by reference into this Item 3.02. The issuance of the Smucker Shares pursuant to the Purchase Agreement was not registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, based in part upon investment representations made by Smucker pursuant to the Purchase Agreement.
Item 9.01.    Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
Post intends to file the financial statements relating to the acquisition described in Item 2.01 above under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.
(b) Pro Forma Financial Information.
Post intends to file pro forma financial information relating to the acquisition described in Item 2.01 above under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.
(d) Exhibits.

Exhibit No.	Description

10.1	Registration Rights Agreement, dated as of April 28, 2023, between Post Holdings, Inc. and The J. M. Smucker Company

99.1	Press release dated April 28, 2023

104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2023	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
	Name:	Diedre J. Gray
	Title:	EVP, General Counsel & Chief Administrative Officer, Secretary

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